Exhibit 99.3

         (Text of graph posted to Ashland Inc.'s website concerning
                    Ashland Distribution's gross profit)


                  Gross Profit % - 3 Month Rolling Average


               2002       2003       2004       2005       2006       2007
              ------     ------     ------     ------     ------     ------
January         9.5       10.1        9.6        9.9       10.1        8.8
February        9.3        9.8        9.7        9.7        9.4        8.7
March           9.7        9.6        9.7        9.8        9.6        9.0
April           9.8        9.6        9.7        9.8        9.7
May            10.0        9.9        9.8       10.0        9.8
June           10.1       10.0        9.8       10.0        9.3
July           10.3       10.3        9.7       10.1        9.1
August         10.1       10.2        9.4        9.7        8.8
September       9.2       10.1        9.5        9.3        8.8
October         8.9        9.8        9.3        9.1        8.9
November        9.2        9.5        9.6        9.9        9.0
December       10.1        9.6        9.6       10.2        8.6



                 Gross Profit % - 12 Month Rolling Average

               2002       2003       2004       2005       2006       2007
              ------     ------     ------     ------     ------     ------

January         9.2        9.8        9.8        9.6        9.8        9.1
February        9.1        9.8        9.8        9.6        9.8        9.1
March           9.2        9.7        9.9        9.7        9.8        8.9
April           9.3        9.7        9.8        9.7        9.7
May             9.3        9.8        9.8        9.7        9.7
June            9.5        9.7        9.8        9.7        9.6
July            9.7        9.7        9.7        9.8        9.5
August          9.9        9.8        9.6        9.8        9.5
September       9.7        9.9        9.6        9.7        9.5
October         9.6        9.9        9.6        9.7        9.4
November        9.7        9.9        9.6        9.8        9.2
December        9.8        9.8        9.6        9.8        9.1